                            FORM OF OPTION AGREEMENT

                             STOCK OPTION AGREEMENT

          This STOCK OPTION AGREEMENT (this "Agreement"), is entered into this
____th day of ______, 2005 (the "Date of Grant") by and among (a) Global Signal
Inc., a Delaware corporation (the "Company"), (b) Fortress Investment Fund II
LLC, a Delaware limited liability company ("Fortress"), (c) Abrams Capital
Partners II, L.P., a Delaware limited partnership, Abrams Capital Partners I,
L.P., a Delaware limited partnership, Whitecrest Partners, L.P., a Delaware limited partnership, Abrams Capital International, LTD, a Cayman Island limited liability company and Riva Capital Partners, L.P., a Delaware limited partnership (collectively, "Abrams"); and (d) Greenhill Capital Partners, L.P.,
a Delaware limited partnership, Greenhill Capital Partners (Executive), L.P., a
Delaware limited partnership, Greenhill Capital, L.P., a Delaware limited partnership, Greenhill Capital Partners (Cayman), L.P., a Cayman Islands limited partnership, Greenhill Capital Partners (Employees) II, L.P., a Delaware limited partnership (collectively, "Greenhill", and together with Fortress and Abrams, the "Investors", and each individually, an "Investor").

          This Agreement is a one-time stock option (an "Option") to repurchase shares of the Company's common stock. This Option is granted for the purpose of permitting the Company to repurchase a portion of the shares of the Company's common stock, par value $0.01 per share (the "Common Stock") issued to the
Investors pursuant to an Investment Agreement, dated February 14, 2005, by and among the Company and the Investors.

TERMS AND CONDITIONS OF THE OPTION

     1. NUMBER OF SHARES AND OPTION PRICE. The Option entitles the Company to purchase from the Investors an aggregate of ________ shares (the "Option
Shares") of the Company's Common Stock, at an exercise price of $26.50 per share
(the "Option Price") subject to adjustment as set forth herein. The Company shall purchase from each Investor that number of Option Shares equal to the product of the Option Shares multiplied by the percentage set forth opposite such Investor's name on Exhibit A hereto.

     2. PERIOD OF OPTION. This Option may be exercised as provided herein at any time from and after the Date of Grant until 5:00 p.m., New York City time, on the date that is six months and one day after the Date of Grant or if such date is not a

business day on the next succeeding business day (the "EXPIRATION DATE"). Upon the occurrence of the Expiration Date, all rights of the Company hereunder, with respect to the Option, shall cease.

     3. CONDITIONS OF EXERCISE. Subject to the provisions of this Agreement, the
Option shall be fully vested and immediately exercisable in accordance with
Section 4 below.

     4. EXERCISE OF OPTION. The Option may be exercised one-time, as provided herein, in whole or in part, at any time until the Expiration Date in the manner described in this Section 4. In the case of exercise, the Company shall deliver to the Investors written notice specifying the number of Option Shares to be acquired pursuant to such exercise, together with cash in an amount equal to the aggregate Option Price. The Company shall also deliver to the Investors a certificate from a duly authorized officer of the Company to the effect that the covenants, representations and warrants set forth in Section 6(b) hereof are true and correct in all material respects with the same force and effect as though expressly made at the time of this Agreement. Upon the Investor's receipt of the Company's written notice of exercise and the cash, the Investors shall promptly deliver to the Company the number of Option Shares set forth in such notice.

     5. NONTRANSFERABILITY OF OPTION. Except as permitted by each Investor in writing or a corporate successor of such Investor by merger, consolidation or otherwise, the Company shall not be permitted to sell, transfer, pledge or assign the Option. The Option shall be exercisable only by the Company or any subsequent party or parties having the right to exercise the Option pursuant to the foregoing sentence. Any attempted assignment, transfer, pledge or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

     6. COVENANTS, REPRESENTATIONS AND WARRANTIES.

          (a) COVENANTS, REPRESENTATIONS AND WARRANTIES OF INVESTORS. Each
Investor hereby covenants, represents and warrants to the Company as follows:

               (i) Such Investor has full power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement is a valid and binding obligation of such Investor, enforceable in accordance with its terms.

               (ii) The execution, delivery and performance by such Investor of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency or official and do not and will not (i) violate the

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certificate of incorporation or bylaws of such Investor, (ii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to such
Investor or (iii) require any consent or other action by any person, constitute a default, or give rise to termination, cancellation or acceleration of any right or obligation of such Investor under any provision of any agreement or other instrument binding upon such Investor.

               (iii) The Investors have or will have available for delivery upon exercise or exchange of this Option the total number of shares of Common Stock issuable upon exercise of this Option. All shares of Common Stock deliverable upon exercise will be delivered free and clear of all liens and encumbrances.

          (b) COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The
Company hereby covenants, represents and warrants to each Investor as follows:

               (i) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

               (ii) The execution, delivery and performance by the Company of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency or official and do not and will not (i) violate the certificate of incorporation or bylaws of the Company, (ii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the
Company or (iii) require any consent or other action by any person, constitute a default, or give rise to termination, cancellation or acceleration of any right or obligation of the Company under any provision of any agreement or other instrument binding upon the Company.

     7. NOTICES. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States
Post Office, postage prepaid, addressed, as appropriate, to the each Investor either at its address set forth below or such other address as it may designate in writing to the Company, or to the Company: 301 North Cattlemen Road, suite
300, Sarasota, Florida, 34232, Attention: David Grain, President (or his
designee), at the Company's address or such other address as the Company may designate in writing to each Investor.

     8. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company or the
Investors to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

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     9. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of New York without regard to its principles of conflict of laws.

     10. ADJUSTMENTS.

          (a) In the event of any change in the share of Common Stock by reason of stock dividends, splits, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or other similar transactions, then that which is then transferable upon exercise of the Option shall be appropriately adjusted so that the Company shall receive, upon exercise of the
Option and payment of the Option Price, the number and class of shares of Common
Stock or other securities or property (including cash) that the Company would have owned or been entitled to receive after the happening of any of the events described above if the Option had been exercised immediately prior to such event.

          (b) Whenever the number of Option Shares are adjusted pursuant to
Section 10(a) herein, the Option Price shall be appropriately adjusted, if applicable, by multiplying the Option Price by a fraction, the numerator of which shall be equal to the aggregate number of Option Shares transferred under the Option prior to the adjustment and the denominator of which shall be equal to the aggregate number of Option Shares transferred under the Option immediately after the adjustment.

     11. AMENDMENTS. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

     12. SECURITIES LAWS REQUIREMENTS. The Option shall not be exercisable to any extent, and the Investors shall not be obligated to transfer any Option
Shares to the Company upon exercise of such Option, if such exercise, in the opinion of counsel for the Investors, would violate the Securities Act (or any other Federal or state securities laws as may be in effect at that time).

     13. PROTECTIONS AGAINST VIOLATIONS OF AGREEMENT. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option or any interest therein by any holder thereof in violation of the provisions of this Agreement will be valid unless and until there has been full compliance with said provisions to the satisfaction of the Investors. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

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                          Signatures on Following Page

                                        5

     IN WITNESS WHEREOF, the parties have executed this Agreement on this day of
________, 2005.

                                      FORTRESS INVESTMENT FUND II LLC

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Address for Notices:
                                      1251 Avenue of the Americas, 16th Floor
                                      New York, New York 10020
                                      Facsimile: (212) 798-6120
                                      Attention: Randal A. Nardone

                                      With a Copy to:

                                      1251 Avenue of the Americas, 16th Floor
                                      New York, New York 10020
                                      Facsimile: (212) 798-6060
                                      Attention: Alan Chesick

                                      ABRAMS CAPITAL PARTNERS II, L.P.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      ABRAMS CAPITAL PARTNERS I, L.P.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      WHITECREST PARTNERS, L.P.

                                        6

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      ABRAMS CAPITAL INTERNATIONAL, LTD

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      RIVA CAPITAL PARTNERS, L.P.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Address for Notices:
                                      222 Berkeley Street, 22nd Floor
                                      Boston, Massachusetts 02116
                                      Attention: David Abrams
                                      Fax:

                                      GREENHILL CAPITAL PARTNERS, L.P.

                                      GREENHILL CAPITAL PARTNERS (CAYMAN), L.P

                                           GREENHILL CAPITAL PARTNERS
                                           (EXECUTIVES), L.P.

                                           GREENHILL CAPITAL, L.P.

                                      By: GCP Managing Partner, L.P., as
                                          managing general partner of each of
                                          the foregoing partnerships
                                      By: Greenhill Capital Partners, LLC, its
                                          general partner

                                      By:
                                          --------------------------------------
                                          Name:

                                        7

                                          Title:

                                      GREENHILL CAPITAL PARTNERS (EMPLOYEES) II,
                                         L.P.

                                      By: GCP Managing Partner II, L.P., as
                                         managing General partner

                                      By: Greenhill Capital Partners, LLC,
                                         its general partner

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      Address for Notices:
                                      300 Park Avenue, 23rd Floor
                                      New York, NY 10022
                                      Attention: Robert H. Niehaus
                                      Fax: 212-389-1700

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                                      The undersigned hereby accepts and agrees
                                      to all the terms and provisions of the
                                      foregoing Agreement

                                      GLOBAL SIGNAL INC.

                                      ------------------------------------------
                                      Name: William T. Freeman
                                      Title: Executive Vice President, Chief
                                      Financial Officer and Assistant Secretary

                                                                       EXHIBIT A

INVESTOR    PERCENTAGE
---------   ----------
Fortress        48%
Abrams          32%
Greenhill       20%

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